UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ARTHRO PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Nevada	98-040762
State or jurisdiction of incorporation or organization	(I.R.S. Employer Identification No.)

3316 West 1st Avenue, Vancouver, BC	V6R 1G4
(Address of principal executive offices)	(Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:
Title of each class to be so registered Not Applicable	Name of each exchange on which each class is to be registered Not Applicable

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box [ ]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box ☒

Securities Act registration statement file number to which this form relates: 333-130729applicable)

Securities to be registered pursuant to Section 12(g) of the Act:
Common Stock, $0.001 par value
(Title of Class)

CW1112236.1

Item 1.	Description of Registrant's Securities to be Registered.

The description of the Registrant's securities contained in the Registrant's Registration Statement on Form SB-2, as amended, filed with the commission under File No. 333-130729 incorporated by reference into this registration statement.

Item 2.	Exhibits.

The following Exhibits are filed with this Prospectus:

Exhibit Number	Description
3.1	Articles of Incorporation (incorporated by reference from our Registration Statement on Form SB-2 filed on December 28, 2005)
3.2	Bylaws (incorporated by reference from our Registration Statement on Form SB-2 filed on December 28, 2005)
10.1	Licensing Agreement with Peter Hughes (incorporated by reference from our Registration Statement on Form SB-2 filed on December 28, 2005)
10.2	Form of Regulation “S” Securities Subscription Agreement (incorporated by reference from our Registration Statement on Form SB-2 filed on December 28, 2005)

CW1112236.1

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

ARTHRO PHARMACEUTICALS, INC.

Date: March 15, 2007

/s/ Peter Hughes

Peter Hughes

President, CEO and Director

CW1112236.1